UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2014

TAMINCO CORPORATION
___________________________
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware _________	001-35875 __________	45-4031468 __________
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Windsor Plaza, Suite 411
7540 Windsor Drive
Allentown, Pennsylvania 18195
_______________________________________
(Address of Principal Executive Offices, including Zip Code)

(610) 366-6730
__________________________________
(Registrant’s telephone number, including area code)

Not Applicable
__________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 19, 2014, Taminco Corporation (the "Company") held its 2014 Annual Meeting of Stockholders at the offices of Kirkland & Ellis, LLP, 601 Lexington Avenue, 50th Floor, New York, New York 10022 (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders approved (i) the election of four returning directors to the Company's Board of Directors, each for a term of three (3) years, (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers (“say-on-pay vote”), (iii) approved, on an advisory basis, the frequency of three (3) years for future say-on-pay votes, and (iv) the ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2014. The proposals presented at the Annual Meeting are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 23, 2014.

As of the record date for the Annual Meeting, there were 66,411,193 shares of common stock issued and outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 63,528,819 shares of common stock, or 96% of the issued and outstanding shares of common stock entitled to vote, were represented in person or by proxy. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1:    Election of Directors

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charlie Shaver	61,499,729	1,111,184	17,672	900,234
Justin Stevens	48,482,329	13,240,937	905,319	900,234
Pol Vanderhaeghen	56,269,101	6,359,340	144	900,234
James Voss	51,697,812	10,025,454	905,319	900,234

Proposal 2:    Approval, on an advisory basis, the compensation paid by the Company to its named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,457,779	152,250	18,556	900,234

Proposal 3:	Approval, on an advisory basis, the frequency of the say-on-pay vote in the future

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
19,563,114	78,057	42,985,439	1,974	900,234

Proposal 4:	Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2014

Votes For	Votes Against	Abstentions
63,490,351	36,906	1,562

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
TAMINCO CORPORATION
Registrant

Date: May 21, 2014

By: /s/ Edward J. Yocum
Name: Edward J. Yocum
Title: Executive Vice President, General Counsel,
Chief Compliance Officer and Secretary